Exhibit 3.114

State of Delaware
Secretary of State
Division of Corporations
Delivered 05:09 PM 10/12/2012
FILED 05:09 PM 10/12/2012
SRV 121125978 - 4781290 FILE

CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

OF

TCW SHOP IV SUBSIDIARY INVESTMENT CORPORATION (GREDE), INC.

TCW Shop IV Subsidiary Investment Corporation (Grede), Inc. (hereinafter called the “corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

1.     The name of the corporation is TCW Shop IV Subsidiary Investment Corporation (Grede), Inc.

2.     The certificate of incorporation of the corporation is hereby amended by striking out Article First thereof and by substituting in lieu of said Article the following new Article :

First: The name of the Corporation is SHOP IV SUBSIDIARY INVESTMENT (GREDE), INC.

3.     The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

Executed on this 10th day of October, 2012.

/s/ George P. Hawley
George P. Hawley
Senior Vice President

State of Delaware
Secretary of State
Division of Corporations
Delivered 05:32 PM 10/15/2014
FILED 05:10 PM 10/15/2014
SRV 141297681 - 4781290 FILE

STATE OF DELAWARE

CERTIFICATE OF CHANGE OF REGISTERED AGENT

AND/OR REGISTERED OFFICE

The corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

1.             The name of the corporation is SHOP TV SUBSIDIARY INVESTMENT (GREDE), INC. .

2.             The Registered Office of the corporation in the State of Delaware is changed to Corporation Trust Center 1209 Orange (street), in the City of Wilmington, County of New Castle Zip Code 19801. The name of the Registered Agent at such address upon whom process against this Corporation may be served is THE CORPORATION TRUST COMPANY.

3.             The foregoing change to the registered office/agent was adopted by a resolution of the Board of Directors of the corporation.

By:	/s/ Liela Morad
Authorized Officer

Name:	Liela Morad
Print or Type

STATE of DELAWARE

LIMITED LIABILITY COMPANY

CERTIFICATE of FORMATION

This Certificate of Formation of SHOP IV SUBSIDIARY INVESTMENT (GREDE), INC. (the “LLC”) is being duly executed and filed by the undersigned, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act.

FIRST: The name of the limited liability company is Shop IV Subsidiary Investment (Grede), LLC.

SECOND: The address of the registered office of the LLC in the State of Delaware is 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, State of Delaware 19808. The name of the registered agent of the LLC in the State of Delaware at such address is Corporation Service Company.

THIRD: This Certificate of Formation shall be effective on the date of filing.

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Formation this 31th day of December, 2015.

By:	/s/ Jan van Dijk
	Name:	Jan van Dijk
	Title:	Authorized Person

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:33 PM 12/31/2015
FILED 01:33 PM 12/31/2015
SR 20151608937 - File Number 4781290

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:33 PM 12/31/2015
FILED 01:33 PM 12/31/2015
SR 20151608937 - File Number 4781290

CERTIFICATE OF CONVERSION TO LIMITED LIABILITY COMPANY

OF

SHOP IV SUBSIDIARY INVESTMENT (GREDE), INC..

TO

SHOP IV SUBSIDIARY INVESTMENT (GREDE), LLC

Pursuant to Section 18-214 of the Delaware Limited Liability Company Act and

Section 266 of Delaware General Corporation Law

This Certificate of Conversion to Limited Liability Company dated December 31, 2015, has been duly executed and is being filed by Shop IV Subsidiary Investment (Grede), Inc., a Delaware corporation (the “Company”), and the undersigned authorized person of Shop IV Subsidiary Investment (Grede), LLC, a Delaware limited liability company (the “LLC”), to convert the Company to the LLC, under the Delaware Limited Liability Company Act (6 Del.C. § 18-101, et seq.) and the Delaware General Corporation Law (8 Del.C. § 101, et seq.) (the “GCL”).

1.                   The Company’s name when it was originally incorporated was TWC Shop IV Subsidiary Investment (Grede), Inc.

2.                   The Company’s name immediately prior to the filing of this certificate of Conversion to Limited Liability Company was Shop IV Subsidiary Investment (Grede), Inc.

3.             The Company filed its original certificate of incorporation with the Secretary of State of the State of Delaware and was first incorporated on the 27th day of January 2010, in the State of Delaware, and was incorporated in the State of Delaware immediately prior to the filing of this Certificate of Conversion to Limited Liability Company.

4.                   The name of the limited liability company into which the Company shall be converted as set forth in its certificate of formation is Shop IV Subsidiary Investment (Grede), LLC.

5.             The conversion of the Company to the LLC has been approved in accordance with the provisions of Sections 228 and 266 of the GCL.

6.             The conversion of the Company to the LLC shall be effective upon the filing of this Certificate of Conversion to Limited Liability Company and a Certificate of Formation with the Secretary of State of the State of Delaware.

[signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Conversion to Limited Liability Company as of the date first written above.

SHOP IV SUBSIDIARY			SHOP IV SUBSIDIARY
INVESTMENT (GREDE), INC.			INVESTMENT (GREDE), LLC

By:	/s/ Jan van Dijk		By:	/s/ Jan van Dijk
	Name:	Jan van Dijk		Name:	Jan van Dijk
	Title:	Treasurer		Title:	Authorized Person

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT CHANGING ONLY THE

REGISTERED OFFICE OR REGISTERED AGENT OF A

LIMITED LIABILITY COMPANY

The limited liability company organized and existing under the Limited Liability Company Act of the State of Delaware, hereby certifies as follows:

1.                                      The name of the limited liability company is Shop IV Subsidiary Investment (Grede), LLC.

2.             The Registered Office of the limited liability company in the State of Delaware is changed to Corporation Trust Center 1209 Orange Street (street), in the City of Wilmington, Zip Code 19801 .The name of the Registered Agent at such address upon whom process against this limited liability company may be served is THE CORPORATION TRUST COMPANY.

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:25 PM 01/05/2016
FILED 03:25 PM 01/05/2016
SR 20160047553 - File Number 4781290

By:	/S/ Jan van Dijk
Authorized Person

Name:	Jan van Dijk
Print or Type